                                                                    EXHIBIT 99.1

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 21, 2000

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS OF AMERICAN REALTY TRUST, INC.

The undersigned, revoking previous proxies, hereby appoints Thomas A. Holland and Robert A. Waldman, and each of them, Proxies of the undersigned, with full power of substitution in each of them, in the name, place and stead of the undersigned, with all powers the undersigned would possess if personally present, to vote at the Special Meeting of Shareholders of AMERICAN REALTY TRUST, INC. (the "Meeting"), to be held on March 21, 2000, at 10:00 a.m. (Central Standard Time) at the offices of American Realty Trust, Inc. at 10670 North Central Expressway, Suite 600, Dallas, Texas, 75231, or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present. This proxy shall be voted on the proposal described in the Prospectus/Proxy Statement dated February __, 2000 relating to the Meeting (the "Prospectus/Proxy Statement") as specified below.

                                                                    FOR                 AGAINST          ABSTAIN
1.  To approve an Agreement and Plan of Reorganization,             [  ]                 [  ]             [  ]
    dated as of November 3, 1999, in the form attached as
    Appendix A to the Prospectus/Proxy Statement, which
    provides for, among other things, the formation of a
    holding company, American Realty Investors, Inc., a
    Nevada corporation, and subsequent merger of American
    Realty Trust, Inc., a Georgia corporation, with and
    into ART Acquisition Corp., a Georgia corporation and
    wholly-owned subsidiary of American Realty Investors,
    Inc., with American Realty Trust, Inc. being the
    surviving entity as a wholly-owned subsidiary of
    American Realty Investors, Inc.

           __________________________________________________________

            (continued and to be signed and dated on the other side)

            THE BOARD OF DIRECTORS OF AMERICAN REALTY TRUST, INC.
                   RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting. This proxy will be voted at the Special Meeting or any adjournment or postponement thereof in accordance with the instructions set forth above or, in the event no instructions are set forth, this proxy will be voted "FOR" Proposal 1.

Dated ______________________________, 2000


X_________________________________________
Signature

X_________________________________________
Signature


__________________________________________
Title

Please sign exactly as name appears herein. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing for a corporation, please sign full corporate name by an authorized officer. When signing for a partnership, please sign partnership name by an authorized person. If shares of common stock are held in more than one capacity, this proxy shall be deemed valid for all shares of common stock held in all capacities.

               PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY


--------------------------------------------------------------------------------
                             DETACH PROXY CARD HERE


CONTROL NUMBER

          **YOU CAN VOTE YOUR SHARES BY TELEPHONE, FAX OR INTERNET!!** QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

American Realty Trust, Inc. encourages you to take advantage of convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the three methods described below. Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail. To vote by telephone, fax or Internet, read the proxy statement and then follow these easy steps:

TO VOTE BY PHONE    Call toll free 1-800-___-____ in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit CONTROL NUMBER located above.

                    Option #1: To vote as the Board of Directors recommends on the proposal: Press 1. When asked, please confirm your vote by pressing 1.

                    Option #2: To vote differently, press 0 and follow the simple recorded instructions.

TO VOTE BY FAX      Sign and date your proxy card and fax BOTH THE FRONT AND THE
                    BACK to 1-888-___-____.

TO VOTE BY INTERNET Go to the following website:

                    www.________.com
                    ----------------

                    Enter the information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.

                    Follow the simple instructions on the screen.


       IF YOU VOTE BY TELEPHONE, FAX OR THE INTERNET, DO NOT MAIL BACK
                              THE PROXY CARD(S).

                 PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS

                           TO BE HELD MARCH 21, 2000

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
           DIRECTORS OF NRLP MANAGEMENT CORP., the general partner of
                             NATIONAL REALTY, L.P.

The undersigned, revoking previous proxies, hereby appoints Thomas A. Holland and Robert A. Waldman, and each of them, Proxies of the undersigned, with full power of substitution in each of them, in the name, place and stead of the undersigned, with all powers the undersigned would possess if personally present, to vote at the Special Meeting of Limited Partners of NATIONAL REALTY, L.P. (the "Meeting"), to be held on March 21, 2000, at 10:30 a.m. (Central Standard Time) at the offices of National Realty, L.P. at 10670 North Central Expressway, Suite 600, Dallas, Texas, 75231, or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present. This proxy shall be voted on the proposal described in the Prospectus/Proxy Statement dated February __, 2000 relating to the Meeting (the "Prospectus/Proxy Statement") as specified below.

                                                                    FOR                 AGAINST          ABSTAIN
1.  To approve an Agreement and Plan of Reorganization,             [  ]                 [  ]             [  ]
    dated as of November 3, 1999, in the form attached as
    Appendix A to the Prospectus/Proxy Statement, which
    provides for, among other things, the formation of a
    holding company, American Realty Investors, Inc., a
    Nevada corporation, and subsequent merger of National
    Realty, L.P., a Delaware limited partnership, with and
    into NRLP Acquisition Corp., a Delaware corporation and
    wholly-owned subsidiary of American Realty Investors,
    Inc., with National Realty, L.P. being the surviving
    entity as a subsidiary of American Realty Investors,
    Inc.

           __________________________________________________________

            (continued and to be signed and dated on the other side)

                THE BOARD OF DIRECTORS OF NRLP MANAGEMENT CORP.
                    RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting. This proxy will be voted at the Special Meeting or any adjournment or postponement thereof in accordance with the instructions set forth above or, in the event no instructions are set forth, this proxy will be voted "FOR" Proposal 1.

Dated ______________________________, 2000


X_________________________________________
Signature

X_________________________________________
Signature


__________________________________________
Title

Please sign exactly as name appears herein. When units of limited partnership are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing for a corporation, please sign full corporate name by an authorized officer. When signing for a partnership, please sign partnership name by an authorized person. If units of limited partnership are held in more than one capacity, this proxy shall be deemed valid for all units of limited partnership held in all capacities.

               PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY


--------------------------------------------------------------------------------
                             DETACH PROXY CARD HERE


CONTROL NUMBER

    **YOU CAN VOTE YOUR PARTNERSHIP UNITS BY TELEPHONE, FAX OR INTERNET!!**
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

NRLP Managment Corp. encourages you to take advantage of convenient ways to vote your partnership units. If voting by proxy, you may vote by mail, or choose one of the three methods described below. Your telephone, fax or Internet vote authorizes the named proxies to vote your partnership units in the same manner as if you marked, signed, and returned your proxy card by mail. To vote by telephone, fax or Internet, read the proxy statement and then follow these easy steps:

TO VOTE BY PHONE    Call toll free 1-800-___-____ in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Enter the 6-digit CONTROL NUMBER located above.

                    Option #1: To vote as the Board of Directors recommends on the proposal: Press 1. When asked, please confirm your vote by pressing 1.

                    Option #2: To vote differently, press 0 and follow the simple recorded instructions.

TO VOTE BY FAX      Sign and date your proxy card and fax BOTH THE FRONT AND THE
                    BACK to 1-888-___-____.

TO VOTE BY INTERNET Go to the following website:

                    www.________.com
                    ----------------

                    Enter the information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.

                    Follow the simple instructions on the screen.


       IF YOU VOTE BY TELEPHONE, FAX OR THE INTERNET, DO NOT MAIL BACK
                              THE PROXY CARD(S).